SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2005

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

2300 Orchard Parkway, San Jose, California 95131-1017

(Address of principal executive offices, including zip code)

(408) 433-0910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 2, 2005, Symmetricom, Inc. (“Symmetricom”) entered into a purchase agreement with Deutsche Bank Securities Inc. and RBC Capital Markets Corporation (the “Initial Purchasers”), a copy of which is attached hereto as Exhibit 1.1 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Symmetricom agreed to sell to the Initial Purchasers $100 million aggregate principal amount of its 3¼% Contingent Convertible Subordinated Notes due 2025 (the “Notes”), the form of which is attached hereto as Exhibit 4.2.  Symmetricom also granted the Initial Purchasers an option to purchase, within 30 days of June 8, 2005, up to $20,000,000 aggregate principal amount of additional notes.

The closing of the sale of the Notes occurred on June 8, 2005.  The Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were sold to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers of the Notes then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Symmetricom relied on these exemptions from registration based on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes are governed by the terms of an indenture (the “Indenture”), dated June 8, 2005, between Symmetricom and Wells Fargo Bank, National Association, as Trustee, a copy of which is attached hereto as Exhibit 4.1.

In connection with the sale of the Notes, Symmetricom also entered into a registration rights agreement, dated June 8, 2005, with the Initial Purchasers, a copy of which is attached hereto as Exhibit 4.3 (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Symmetricom has agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Notes and Symmetricom’s common stock issuable upon conversion of the Notes. If Symmetricom fails to comply with certain of its obligations under the Registration Rights Agreement, it will be required to pay liquidated damages to the holders of the Notes.

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

Item 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

See Item 1.01, which is incorporated herein by reference.

Item 3.02                     UNREGISTERED SALE OF EQUITY SECURITIES

See Item 1.01, which is incorporated herein by reference.

Item 8.01                     OTHER EVENTS

On June 3, 2005, Symmetricom issued a press release relating to the pricing of the sale of the Notes. This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full herein.

Item 9.01                     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number	Description

1.1	Purchase Agreement, dated as of June 2, 2005, between Symmetricom, Inc. and the Initial Purchasers.

4.1	Indenture, dated as of June 8, 2005, between Symmetricom, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 3¼% Contingent Convertible Subordinated Notes due 2025 (incorporated by reference to Exhibit A to Exhibit 4.1 hereof).

4.3	Registration Rights Agreement, dated as of June 8, 2005, between Symmetricom, Inc. and the Initial Purchasers.

99.1	Press Release, dated June 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2005	By:	/s/ William Slater
William Slater
Chief Financial Officer and Secretary